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                                                                   EXHIBIT 10.18




                            AMGEN INC. SUPPLEMENTAL

                                RETIREMENT PLAN

             (As Amended and Restated Effective November 1, 1999)
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                      AMGEN SUPPLEMENTAL RETIREMENT PLAN
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             (As Amended and Restated Effective November 1, 1999)


                                   ARTICLE I
                         INTRODUCTION AND PLAN PURPOSE
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The Amgen Supplemental Retirement Plan (the "Plan") was established by Amgen
Inc. (the "Company") effective as of January 1, 1993, was amended and restated effective January 1, 1998, and was amended and restated again effective November 1, 1999. The purpose of this Plan is to provide benefits to employees of the Company and certain of its affiliates whose Matching Contributions and Nonelective Contributions are limited under the Amgen Inc. Retirement and Savings Plan (the "Retirement Plan"). The Company intends that the Plan will aid in retaining and attracting employees of exceptional ability by providing them with these benefits.



                                  ARTICLE II
                                  DEFINITIONS
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For the purposes of this Plan, the following terms, when capitalized, have the following meanings. Any capitalized term in this Plan that is not defined in this Article II has the meaning given such term in the Retirement Plan.

2.1  Account means the Account maintained by the Company in accordance with
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Article IV with respect to Matching Credits, Core Credits and Earnings.

2.2  Beneficiary means the person, persons or entity entitled under Article VI
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to receive Plan benefits payable in the event of your death.

2.3  Board means the Board of Directors of the Company.
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2.4  Code means the Internal Revenue Code of 1986, as amended.
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2.5  Committee means the Compensation Committee of the Company's Board.
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2.6  Company means Amgen Inc. or any subsidiary or affiliate of Amgen Inc.
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selected by the Board or the Committee to participate in the Plan.

2.7  Compensation has the same meaning as such term has under the Retirement
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Plan, except that, for purposes of this Plan, Compensation is not limited by the
Salary Cap and Compensation for purposes of this Plan will not include any foreign assignment differential, that is, an amount paid to you to compensate for costs unique to an overseas assignment.

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2.8  Core Credit means the amount credited to your Account under Section 4.2(a)
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of the Plan.

2.9   Deferral Commitment means the election to defer "Participant Elected
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Contributions," as described in the Retirement Plan.

2.10  Earnings means the amount credited to your Account under Section 4.3 of
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the Plan.

2.11  Hour of Service has the same meaning as such term in the Retirement Plan
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except that, for purposes of determining Hours of Service under this Plan, you will be credited only for the period during which you are a Regular Full-Time Employee, including any period during which you are on a leave of absence that has been approved by the Company.

2.12  Matching Credit refers to amounts credited to your Account under Section
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4.2(b) of the Plan.

2.13  Normal Retirement Date means the first day of the month coinciding with or
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next following your attainment of age 65.

2.14  Participation Agreement means the agreement you file with the Committee
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acknowledging the terms of the Plan and enrolling in the Plan.

2.15  Plan means this Amgen Inc. Supplemental Retirement Plan.
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2.16  Regular Full-Time Employee means an Employee of the Company who is
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classified as a Regular Full-Time Employee by the Company, in its sole discretion. The Company's classification of you as a Regular Full-Time Employee or something other than a Regular Full-Time Employee will be conclusive and binding. You will not be a Regular Full-Time Employee if the Company does not withhold federal income and employment taxes from your Compensation or if the Company classifies you as a part-time employee, leased employee, temporary employee, independent contractor, or consultant, regardless of the length of time you have held such position with the Company.

2.17  Retirement Plan means the Amgen Inc. Retirement and Savings Plan.
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2.18  Salary Cap means the highest level of compensation that can be considered
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for the purpose of calculating benefits under Section 401(a)(17) of the Code.

2.19   Spouse means your wife or husband who is lawfully married to you at the
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time of your death.

2.20  Year of Service means each calendar year or portion thereof during which
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you are credited with 1,000 Hours of Service.

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                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION
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3.1  Eligibility.  You are eligible to elect to receive credits in your Account
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as provided in Section 4.2 of the Plan during the time you are a Regular Full-
Time Employee and your Compensation for the relevant calendar year is in excess of the Salary Cap.

3.2  Election.  Once you are eligible under Section 3.1 of the Plan, you may
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elect to receive credits under the Plan by submitting a Participation Agreement to the Committee by the last day of the calendar year in which you are eligible and wish to receive credits. Your Participation Agreement will remain in effect unless and until you submit a new Participation Agreement changing or canceling your future election.

3.3  Participation.  After you first become eligible and elect to receive
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credits under the Plan, you will continue to participate in the Plan (that is, you will receive Earnings on the balance in your Account) as long as you have not received a distribution of your Account, even if you are no longer eligible to receive credits under the Plan.



                                  ARTICLE IV
                            CREDITS TO YOUR ACCOUNT
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4.1  Account.  For record keeping purposes only, an Account will be maintained
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for all persons participating in the Plan.  Your Account will be used solely to determine the amounts to be paid to you under the Plan. Your Account will not constitute or be treated as a trust fund for your benefit.

4.2  Credits.  The Company will credit your Account with your share of Matching
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Credits and Core Credits.

(a)  Core Credits.  The amount of Core Credits to be credited to your account
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     will be determined by calculating first what you would have received as a
     Nonelective Contribution under the Retirement Plan as if the Salary Cap were not in effect, less the amount of Nonelective Contributions that were actually contributed on your behalf to the Retirement Plan.

(b)  Matching Credits.  The amount of Matching Credits to be credited to your
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     account will be the amount of matching contributions that would have been made on your behalf under the Retirement Plan as if the Salary Cap were not in effect, based on your Deferral Commitment in effect at the time your Compensation reaches the Salary Cap for the year (provided that you can demonstrate to the Company that you have set aside for investment an amount equal to the amount you were prevented from deferring because of the Salary
     Cap), less the amount of matching contributions that were actually contributed on your behalf to the Retirement Plan.

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4.3  Earnings.  Your Account will be credited with Earnings with respect to the
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investments of the Core and Matching Credits credited to your Account.  Earnings will be credited at the rate declared by the Committee, acting in its sole discretion, after taking into account the investment performance of the investment vehicles selected by the Committee, or, if the Committee permits, selected by you from among the investment vehicles available under the Retirement Plan.

4.4  Vesting of Your Account.  Your Account will become fully vested upon
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termination of your employment with the Company on or after (1) your Normal
Retirement Date, (2) the date of your Disability, or (3) your death. If your employment with the Company is terminated for any other reason, your Account will be vested in accordance with the following schedule:



                    Years of Service             Vested Percentage
                    ----------------             -----------------

                      Less than 5                          0%

                   5 but less than 6                      50%

                   6 but less than 7                      60%

                   7 but less than 8                      70%

                   8 but less than 9                      80%

                   9 but less than 10                     90%

                       10 or more                        100%


All Accounts will be subject to the creditors of the Company in the event of the insolvency of the Company.

4.5  Determination of Accounts.  Your Account will consist of all your credited
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Matching Credits, Core Credits, and Earnings.

4.6  Statement of Accounts.  Prior to March 1 of each year or at such other time
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as determined by the Committee, the Committee will distribute statements to you showing the balance of your Account.

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                                   ARTICLE V
                                 DISTRIBUTIONS
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5.1  Distributions.  Following the termination of your employment with the
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Company, the Company will pay you the vested balance in your Account.  The payments will be made to you in cash and may be paid either in a lump sum or in periodic installments at such time and in such form as determined by the Committee. If you are paid in periodic installments, the amount of each installment will be equal to the vested balance in your Account divided by the number of remaining installments that you are to receive. Any unpaid balance will continue to receive Earnings. In the event of your death prior to receiving your full distribution, the unpaid balance will be paid to your Beneficiary at such times and in such form as the Committee determines in its sole discretion.

5.2  Withholding Payroll Taxes.  The Company will withhold any taxes required to
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be withheld from payments made from the Plan to satisfy any federal, state, or local requirements regarding tax withholding.

5.3  Payment to Guardian.  If a Plan benefit is payable to a minor, a person
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declared incompetent or a person incapable of handling the disposition of property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as may be appropriate prior to distribution of the Plan benefit. Such distribution completely discharges the Committee and the Company from all liability with respect to such benefit.



                                  ARTICLE VI
                            BENEFICIARY DESIGNATION
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6.1  Beneficiary Designation.  Your Beneficiary under the Plan will be the same
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Beneficiary you select under the Retirement Plan.  If you change your
Beneficiary designation under the Retirement Plan, your Beneficiary designation under the Plan will automatically change as well.

6.2  No Beneficiary Designation.  If you fail to designate a Beneficiary under
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the Retirement Plan, or if the Beneficiary you designate dies before you or before complete distribution of your benefits, your designated Beneficiary will be the first of the following classes in which there is a survivor:

     (a)  your surviving Spouse;

     (b) your children, except if any of the children predecease you but leave surviving issue, then such issue will take by right of representation the share the parent would have taken if living;

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     (c)  your estate.

6.3  Effect of Payment.  The distribution to the Beneficiary completely
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discharges Company's obligations under this Plan.



                                  ARTICLE VII
                                ADMINISTRATION
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7.1  Committee; Duties.  This Plan is administered by the Committee.  The
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Committee is responsible for making such rules, interpretations and computations as may be appropriate. Any decision of the Committee with respect to the Plan including, without limitation, any determination of eligibility to receive credits under the Plan and any calculation of Plan benefits, is conclusive and binding on all persons. The Committee may appoint a panel consisting of any number of individuals, who may or may not be employees of the Company, to carry out the Committee's duties and responsibilities under the Plan.

7.2  Agents.  The Committee may employ other agents and delegate to them such
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administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

7.3  Binding Effect of Decisions.  The decisions or actions of the Committee
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with respect to any question arising out of or in connection with the administration, interpretation or application of the Plan and the rules or regulations promulgated hereunder will be final, conclusive and binding upon all persons having any interest in the Plan.

7.4  Indemnity of Committee.  The Company will indemnify and hold harmless the
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members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of the Committee's gross negligence or willful misconduct.

7.5  Claims Procedure.  The Claims Procedure under the Plan is the same as that
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under the Retirement Plan, except that the Committee will be substituted for the
Review Panel.



                                 ARTICLE VIII
                       AMENDMENT AND TERMINATION OF PLAN
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8.1  Amendment.  The Committee may at any time amend the Plan in whole or in
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part.  No amendment may decrease or restrict the amount accrued in any Account maintained under the Plan through the date of Amendment.

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8.2  Company's Right to Terminate.  The Board may at any time partially or
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completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder, would not be in the best interests of the Company.



                                  ARTICLE IX
                                 MISCELLANEOUS
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9.1  Unfunded Plan.  This Plan is intended to be an unfunded plan for tax law
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purposes and for purposes of Title I of the Employee Retirement Income Act of
1974, as amended ("ERISA"), maintained primarily to provide benefits for a select group of management or highly compensated employees. This Plan is not intended to create an investment contract, but to provide tax planning opportunities and retirement benefits to eligible individuals who have elected to participate in the Plan. Eligible individuals are members of management who, by virtue of their position with the Company, are uniquely informed as to the Company's operations and have the ability to materially affect the Company's profitability and operations.

9.2  Unsecured General Creditor.  Neither you nor your Beneficiaries, heirs,
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successors and assigns will have any legal or equitable rights, interest or claims in any property or assets of the Company, nor will they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Company. Such policies or other assets of the Company will not be held under any trust for your benefit or that of your Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies will be, and remain, the general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan will be that of an unfunded and unsecured promise of the Company to pay money in the future.

9.3  Trust Fund.  The Company will pay all Plan benefits.  At its discretion,
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the Company may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof will be subject to the claims of the Company's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Company will have no further obligation with respect thereto, but to the extent not so paid, such benefits will remain the obligation of, and paid by, the Company.

9.4  Nonassignability.  Neither you nor any other person may commute, sell,
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assign, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are expressly declared to be nonassignable and nontransferable. No part of the amounts payable will, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate

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maintenance owed by you or any other person (other than amounts owed to the
Company's creditors in the event of the Company's insolvency), nor be transferable by operation of law in the event of the bankruptcy or insolvency of you or any other person (other than the Company). Notwithstanding the above, vested benefits will be payable to an individual other than you under this Plan in accordance with a court order upon the determination by the Committee that such order (i) has been issued by a court with appropriate jurisdiction (ii) has been properly served on the Company, (iii) is reasonably clear to, and administrable by, the Committee, (iv) does not require any benefit not otherwise provided under the Plan, and (v) requires payment of a portion of your vested Account to someone other than you.

9.5  Not a Contract of Employment.  The terms and conditions of this Plan may
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not be construed to constitute a contract of employment between you and the
Company and you (or your Beneficiary) will have no rights against the Company except as otherwise specifically provided herein. Moreover, nothing in this Plan will be deemed to give you the right to be retained in the service of the Company as a Regular Full-Time Employee or otherwise, or to interfere with the right of the Company to discipline or discharge you at any time.

9.6  Cooperation.  You are required to cooperate with the Company by furnishing
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any and all information requested by the Company in order to facilitate the payment of benefits hereunder.

9.7  Terms.  Whenever words are used in this Plan in the masculine they will be
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construed as though they were used in the feminine in all cases where they would so apply; and whenever any words are used in this Plan in the singular or in the plural, they will be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

9.8  Captions.  The captions of the articles, sections and paragraphs of this
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Plan are for convenience only and do not control or affect the meaning or construction of any of its provisions.

9.9  Governing Law.  The provisions of this Plan are to be construed and
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interpreted according to the laws of the State of California to the extent that they have not been preempted by federal law.

9.10 Validity.  In case any provision of this Plan is found to be held illegal
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or invalid for any reason, said illegality or invalidity will not affect the remaining parts hereof, but this

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Plan will be construed and enforced as if such illegal and invalid provision had never been inserted herein.


Adopted this 1st day of November 1999.

                                  /s/ Edward F. Garnett
                                  Edward F. Garnett
                                  Vice President, Human Resources

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